                                                                     EXHIBIT 4.3

                          INVESTORS' RIGHTS AGREEMENT


     THIS INVESTORS' RIGHTS AGREEMENT (the "Agreement") is made as of October 10,, 1996, by and among Interplay Productions, a California corporation (the "Company"), and the Purchasers listed on Exhibit 1 attached hereto (individually
                                         ---------
a "Holder" and collectively the "Holders").

                                R E C I T A L :
                                - - - - - - -

     In connection with the Company's issuance of subordinated secured promissory notes (the "Promissory Notes") and warrants to purchase shares of Common Stock of the Company (the "Warrants") to the Holders pursuant to those certain Subscription Agreements executed by the Holders (the "Subscription Agreements"), the Company and the Holders have agreed to enter into this Agreement. The Promissory Notes and the Warrants shall be collectively referred to herein as the "Securities."

                              A G R E E M E N T :
                              - - - - - - - - -

     NOW THEREFORE, in consideration of the mutual agreements, covenants and conditions and releases contained herein, the Company and the Holders hereby agree as follows:

     1.   REGISTRATION RIGHTS
          -------------------

     The Company hereby grants to the Holders the registration rights set forth in this Section 1, with respect to the Registrable Securities (as hereinafter defined) owned by the Holders. The Company and the Holders agree that the registration rights provided herein set forth the sole and entire agreement on the subject matter between the Company and the Holders.

          1.1  Definitions.  As used in this Section 1:
               -----------

               (a) The term "Qualified Public Offering" shall mean the closing by the Company of a public offering raising gross proceeds of at least $15,000,000 and at an offering price per share greater than or equal to $10.00, subject to adjustment for stock splits, stock dividends and other corporate events.

               (b) The terms "register," "registered," and "registration" refer to a registration effected by filing with the Securities and Exchange Commission (the "SEC") a registration statement (the "Registration Statement") in compliance with the Securities Act of 1933, as amended (the "1933 Act") and the declaration or ordering by the SEC of the effectiveness of such Registration Statement.

               (c) The term "Registrable Securities" means (i) Common Stock issued upon exercise of the Warrants held by the Holders pursuant to the Subscription Agreements; and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange or in replacement of, such Registrable Securities (as defined herein). In the event of any recapitalization by the Company, whether by stock split, reverse stock split, stock dividend
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or the like, the number of shares of Registrable Securities used throughout this
Agreement for various purposes shall be proportionately increased or decreased.

          1.2  Demand Registration.
               -------------------

               (a) At any time after six (6) months after the closing of a Qualified Public Offering, or such longer period of time as may be required by the managing underwriter of the Company's Qualified Public Offering (provided that such restrictions are placed on other substantial shareholders of the Company and are not longer than twelve (12) months), the Holders (the "Initiating Holders") of at least fifty percent (50%) of the outstanding Registrable Securities may demand, by giving written notice thereof, that the Company file a Registration Statement (other than a registration on Form S-3 or any related form of Registration Statement, such a request being provided for under Section 1.10 hereof) (a "Demand Registration"). Promptly after the receipt of such notice, the Company shall:

                    (i) give written notice of the proposed registration to all other Holders; and

                    (ii) use its best efforts to effect such registration as soon as practicable as may be so demanded and as will permit or facilitate the sale and distribution of all or such portion of the Initiating Holders' Registrable Securities as are specified in such demand, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such demand as are specified in a written demand received by the Company within sixty (60) days after such written notice is given, provided that the Company shall not be obligated to take any action to effect any such registration, pursuant to this Section 1.2:

                          (A)  Within one hundred eighty (180) days immediately
following the effective date of any Registration Statement pertaining to an underwritten public offering of securities of the Company for its own account (other than a registration on Form S-4 relating solely to an SEC Rule 145 transaction or a registration relating solely to employee benefit plans);

                          (B)  After the Company has effected an aggregate of
one (1) such registration pursuant to this Section 1.2 and the sales of any shares of Common Stock under such registration has closed; or

                          (C)  If the Company shall furnish to the Holders a
certificate signed by the Chief Executive Officer, President or Chief Financial Officer of the Company, stating that in the judgment of the board of directors of the Company it would be materially adverse to the Company for such Registration Statement to be filed at the date filing would be required, in which case the Company shall have an additional period of not more than one hundred twenty (120) days within which to file such Registration Statement.

               (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their demand by means of an underwriting, they shall so advise the Company as part of the demand made pursuant to this Section 1.2, and the Company shall include such information in the written notice referred to in Section 1.2(a)(i). The Company shall, together with the Holders (if they are proposing to distribute their securities through such underwriting), enter into an

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underwriting agreement in customary form with the underwriter or underwriters selected by the Initiating Holders and reasonably satisfactory to the Company.

          1.3  Company Registration.
               --------------------

               (a) If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of security holders (other than a registration relating solely to employee benefit plans, a registration on Form S-4 relating solely to an SEC Rule 145 transaction or a registration pursuant to Section 1.2 hereof), the Company shall:

                    (i) promptly give to the Holders written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

                    (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after receipt of such written notice from the Company, by the Holders, except as set forth in Section 1.4 below.

               (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.3(a)(i). In such event, the right of the Holders to registration pursuant to this Section 1.3 shall be conditioned upon the Holder's participation in such underwriting and the inclusion of the Holder's Registrable Securities in the underwriting to the extent provided herein. If the Holders are proposing to distribute their securities through such underwriting, the Holders shall, together with the Company and the other parties distributing their securities through such underwriting, enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.

          1.4  Underwriter's Cutback.  Notwithstanding any other provision of
               ---------------------
Sections 1.2 and 1.3, if the underwriter shall advise the Company in writing that marketing factors (including, without limitation, an adverse effect on the per share offering price) require a limitation of the number of shares to be underwritten, then the Company shall so advise the Holders, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated as follows:

               (a) In the event of an offering governed by Section 1.2, the Company will include in the Registration Statement to the extent of the number of shares of Common Stock which the Company is advised can be sold in such offering without such material adverse effect; (i) first, the Registrable Securities proposed to be registered by a Holder pursuant to a demand right under Section 1.2 hereof; (ii) second, the shares of Common Stock proposed to be sold by the Company for its own account; and (iii) third, Registerable Securities and other equity securities requested to be included in such Registration Statement by any Holder and all other shareholders of the Company with piggyback registration rights applicable in such offering who request such registration.

               (b) In the event of an offering governed by Section 1.3 hereof, the Company will include in the Registration Statement to the extent of the number of shares of Common Stock which the Company is advised can be sold in such offering without such material adverse

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effect (i) first, the shares of Common Stock proposed to be sold by the Company
(including, for this purpose, employees of the Company) for its own account;
(ii) second, the Registrable Securities proposed to be registered by a Holder pursuant to a demand right under Section 1.2 hereof, if any; and (iii) third, Registerable Securities and other equity securities requested to be included in such Registration Statement by any Holder and all other shareholders of the Company with piggyback registration rights applicable in such offering who request such registration.

               (c) In the event of an offering initiated pursuant to a demand right granted by that certain Shareholders' Agreement dated March 30, 1994 by and among the Company, MCA INC. and Brian Fargo (jointly, with MCA INC. and their respective permitted transferees, the "Shareholders"), the Company will include in the Registration Statement to the extent of the number of shares of Common Stock which the Company is advised can be sold in such offering without such material adverse effect (i) first, the shares of Common Stock proposed to be sold by the Shareholders; (ii) second, the shares of Common Stock proposed to be registered by the Company; and (iii) third, Registerable Securities and other equity securities requested to be included in such Registration Statement by any Holder and all other shareholders of the Company with piggyback registration rights applicable in such offering who requests such registration.

               (d) For purposes of Section 1.4(a) and Section 1.4(b), shares requested to be registered by similarly situated shareholders of the Company shall be allocated among such shareholders, to the extent necessary, pro-rata on the basis of number of Registrable Securities or other equity securities requested to be included by such similarly situated shareholders.

               (e) For purposes of any underwriter cutback, all Registrable Securities held by any Holder as a partnership shall also include any Registrable Securities held by the partners, retired partners, or affiliated entities of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons, and the Holder and other persons shall be deemed to be a single "selling Holder," and any reduction with respect to such "selling Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling Holder," as defined in this sentence. No Registrable Securities or shares other than Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

               (f) If any Holder disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities so withdrawn shall also be withdrawn from registration.

               (g) If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account (or for the account of other shareholders) in such registration if the underwriter so agrees and if the number of Registrable Securities that would otherwise have been included in such registration and underwriting will not thereby be limited.

          1.5  Expenses of Registration.  All expenses incurred in connection
               ------------------------
with the registration effected pursuant to Section 1.2 and all registrations effected pursuant to Sections 1.3 and 1.10, including without limitation all registration, filing, and qualification fees (including blue

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sky fees and expenses), printing expenses, escrow fees, fees and disbursements of counsel for the Company and of one special counsel for the Holders, not to exceed $15,000 for any such registration, and expenses of any special audits incidental to or required by such registration, shall be borne by the Company; provided, however, that the Company shall not be required to pay stock transfer taxes or underwriters' discounts or commissions relating to Registrable Securities. Notwithstanding anything to the contrary above, the Company shall not be required to pay for any expenses of any registration proceeding under
Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders, unless the Holders agree to forfeit the right of the Holders to a demand registration pursuant to Section 1.2. In the absence of such an agreement to forfeit, the Holders requesting such registration shall bear all such expenses. Notwithstanding the preceding sentence, however, if at the time of the withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request, of which the Company had knowledge at the time of the request, then the Holders shall not be required to pay any of said expenses and shall retain their rights pursuant to Section 1.2.

          1.6  Obligations of the Company.  Whenever required under this Section
               --------------------------
1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such Registration Statement effective for a period of up to one hundred twenty (120) days or until the distribution contemplated in the Registration Statement has been completed; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended to a total of not more than two-hundred seventy (270) days, if necessary, to keep the Registration Statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the 1933 Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the 1933 Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which
(A) includes any prospectus required by Section 10(a)(3) of the 1933 Act or (B) reflects facts or events representing a material or fundamental change in the information set forth in the Registration Statement, the incorporation by reference of information required to be included in (A) and (B) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Act, as amended (the "1934 Act"), in the Registration Statement.

               (b) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such Registration Statement;

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such

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other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

               (d) Use its commercially reasonable best efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. If the Holders are participating in such underwriting, they shall also enter into and perform their obligations under such an agreement; and

               (f) Notify the Holders of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the 1933 Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

               (h) Provide a transfer agent and registrar for all Registrable Securities registered hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

          1.7  Indemnification.
               ---------------

               (a) The Company will, and does hereby undertake to, indemnify and hold harmless the Holders of Registrable Securities, each of the Holders' officers, directors and partners, and each person controlling the Holders, together with the respective agents of such persons, with respect to any registration, qualification, or compliance effected pursuant to this Section 1, and each underwriter, if any, and each person who controls any underwriter, of the Registrable Securities held by or issuable to the Holders, against all claims, losses, damages, and liabilities (or actions in respect thereto) to which they may become subject under the 1933 Act or the 1934 arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other similar document (including any related Registration Statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(ii) any violation or alleged violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification, or compliance, and will reimburse, as incurred, the Holders, each such underwriter, and each such director, officer, partner, agent and controlling person, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action; provided that the

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Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense, arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by the Holders or underwriter and stated to be specifically for use therein.


               (b) The Holders will, if Registrable Securities held by or issuable to the Holders are included in such registration, qualification, or compliance, severally and not jointly, indemnify the Company, each of its directors, each officer, and each person controlling the Company, each underwriter, if any, and, each person who controls any underwriter, together with the respective agents of such persons, of the Company's securities covered by such a Registration Statement, against all claims, losses, damages, and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, the Company and each such underwriter, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such Registration Statement, prospectus, offering circular, or other document, in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by the Holders and stated to be specifically for use therein; provided, however, that the liability of each Holder hereunder shall be limited to the net proceeds received by such Holder from the sale of securities under such Registration Statement. In no event will any Holder be required to enter into any agreement or undertaking in connection with any registration under this Section 1 providing for any indemnification or contribution obligations on the part of such Holder greater than such Holder's obligations under this Section 1.7.

               (c)  Each party entitled to indemnification under this Section
1.7 (the "Indemnified Party") shall give notice to the party required to provide such indemnification (the "Indemnifying Party") of any claim as to which indemnification may be sought promptly after such Indemnified Party has actual knowledge thereof, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be subject to approval by the Indemnified Party (whose approval shall not be unreasonably withheld) and the Indemnified Party may participate in such defense with its separate counsel at the Indemnifying Party's expense if representation of such Indemnified Party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1, except to the extent that such failure to give notice shall materially adversely affect the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff therein, to such Indemnified Party, of a release from all liability in respect to such claim or litigation.

               (d) If the indemnification provided for in this Section 1.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss,

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liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

               (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

               (f)  The obligations of the Company and Holders under this
Section 1.7 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Section 1, and otherwise.

          1.8  Information by the Holders.  If the Holders of Registrable
               --------------------------
Securities include Registrable Securities in any registration, the Holders shall furnish to the Company such information regarding the Holders and the distribution proposed by the Holders, as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification, or compliance referred to in this Section 1.

          1.9  Transfer of Registration Rights.  Subject to such other
               -------------------------------
restrictions as may exist under any agreement between any Holder and the Company, the rights of the Holders contained in Sections 1.2, 1.3 and 1.10 hereof, to cause the Company to register the Registrable Securities, may be assigned or otherwise conveyed to a transferee or assignee of Registrable Securities, who shall be considered a "Holder" for purposes of this Section 1; provided that such transferee or assignee, (a) receives such securities as a partner in connection with partnership distributions of the Holder, or (b) acquires 100% of the Registrable Securities held by the Holder; provided further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee be restricted under the 1933 Act and that the Company is given written notice by the Holder at the time of or within a reasonable time after said transfer stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned.

          1.10  Form S-3.  In the case the Company shall be eligible to register
                --------
securities on Form S-3 and shall receive from any Holder or Holders of at least fifty percent (50%) of the Outstanding Registrable Securities a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders at any time on or after twelve (12) months following the consummation of a Qualified Public Offering, the Company will:

                (a) promptly give written notice or the proposed registration, and any related qualification or compliance, to all other Holders; and

                (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.10: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $2,000,000; (iii) if the Company shall furnish to Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 registration to be effected as such time, in which event the Company shall have the right to defer the filing of the Form S-3 Registration Statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 1.10; (iv) if the Company has, within the twelve (12) month period preceding the date of such request, already effected three (3) registrations on Form S-3 for the Holders pursuant to this
Section 1.10; or (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                (c) Subject to the foregoing, the Company shall file a Registration Statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this
Section 1.10 shall not be counted as demands for registration pursuant to
Section 1.2.

          1.11  Delay of Registration.  The Holders shall not have any right to
                ---------------------
obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

          1.12  Limitations on Subsequent Registration Rights.  From and after
                ---------------------------------------------
the date of this Agreement, the Company shall not, without the prior written consent of a majority of the Holders, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include any securities in any registration filed under Section 1.2 or 1.3 hereof unless (i) under the terms of such agreement with any person other than an institutional or venture capital investor, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not diminish the amount of Registrable Securities which are included in such registration, and (ii) under the terms of such agreement with an institutional or venture capital investor, such holder or prospective holder may include such securities in any such registration only on a pari passu basis with the Holders
                                              ---- -----
of Registrable Securities. Any agreement for such registration rights will include the equivalent of Section 1.14 as a term.

          1.13  Rule 144 Reporting.  With a view to making available to the
                ------------------
Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

                (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the 1933 Act, at all times commencing ninety (90) days after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

                (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the 1933 Act and 1934 Act; and

                (c) So long as the Holders own any Registrable Securities, furnish to any Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the 1933 Act, and of the 1934 Act (at any time after it has become subject to such reporting requirements); and such other reports and documents as any Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

          1.14  "Market Stand-Off" Agreement.  The Holders hereby agree that
                 ---------------------------
during the 180-day period following the effective date of a Registration Statement of the Company filed under the 1933 Act, it shall not, to the extent requested by the Company and any underwriter, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that all officers and directors of the Company enter into similar agreements. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Holders until the end of such period.

          1.15  Amendment of Registration Rights.  Any provision of this Section
                --------------------------------
1 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holders of not less than a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section shall be binding upon the Holders, each future holder of Registrable Securities and the Company.

          1.16  Termination of Registration Rights.  The Holders shall not be
                ----------------------------------
entitled to exercise any right provided for in Sections 1.2, 1.3 and 1.10 after the earlier of (i) five (5) years following the consummation of a Qualified Public Offering, or (ii) for an individual Holder, the date that such Holder shall be free to transfer such shares without restriction as to volume pursuant to Rule 144(k) under the 1933 Act.

     2.   COMPANY COVENANTS
          -----------------

     The Company hereby covenants and agrees as follows:

          2.1  Basic Financial Information.
               ---------------------------

               (a) So long as the Holder or any subsidiary, affiliate or partner of the Holder holds at least Ninety-Nine Thousand Dollars ($99,000) principal amount of Promissory Notes, the Company hereby covenants and agrees to furnish the following reports:

                    (i) As soon as practicable after the end of each fiscal year, and in any event within 110 days thereafter, audited consolidated balance sheets of the Company and its subsidiaries, if any, as at the end of such fiscal year, and audited consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such fiscal year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by a report and opinion thereon, by independent public accountants of national reputation selected by the Company's board of directors.

                    (ii) As soon as practicable after the end of each of the first three (3) fiscal quarters of the fiscal year, but in any event within forty-five (45) days after the end of each such fiscal quarter, the Company's unaudited consolidated balance sheet as of the end of such quarter, and its unaudited consolidated statements of income and cash flows for such quarter, all in reasonable detail and prepared in accordance with generally accepted accounting principles and certified by the principal financial or accounting officer of the Company.

               (b) The rights granted pursuant to this Section 2.1 may not be assigned or otherwise conveyed by the Holders or by any subsequent transferee of any such rights without the written consent of the Company, which consent shall not be unreasonably withheld; provided that the Company may refuse such written consent if the proposed transferee is a competitor of the Company; and provided further, that no such written consent shall be required if the transfer is in connection with the transfer of the Securities to any partner or retired partner of any Holder or to any such partner's estate.

          2.2  Reservation of Common Stock.  The Company will at all times
               ---------------------------
reserve and keep available solely for issuance and delivery upon exercise of the Warrants, the number of shares of Common Stock issuable upon such exercise.

          2.3  Expiration of Covenants.  The covenants set forth in this Section
               -----------------------
2 (other than those set forth in Section 2.1(a)) shall expire and be of no further force or effect upon the consummation of a Qualified Public Offering.

     3.   MISCELLANEOUS
          -------------

          3.1  Governing Law.  This Agreement shall be governed in all respects
               -------------
by the law of the State of California, without giving effect to its principles regarding conflicts of law.

          3.2  Entire Agreement; Amendment.  This Agreement constitutes the full
               ---------------------------
and entire understanding and agreement between the parties with respect to the subject matter hereof. Except as otherwise provided in Section 1.15 above, this Agreement may be amended, waived, discharged or terminated only by written consent of the Company and the Holders of at least a majority of the then outstanding Registrable Securities.

          3.3  Notices.  All notices and other communications required or
               -------
permitted hereunder shall be in writing and shall be delivered personally, mailed by first class mail, postage prepaid, or delivered by Federal Express overnight delivery, at the respective addresses of the parties as set forth in the Subscription Agreement, or at such other address as the parties shall have furnished to the other parties in writing. Notices that are mailed shall be deemed received three (3) days after deposit in the United States mail or one
(1) day after deposit with Federal Express for overnight delivery.

          3.4  Counterparts; Facsimile.  This Agreement may be executed in any
               -----------------------
number of counterparts and may be delivered by telecopy or facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          3.5  Severability.  In case any provision of this Agreement shall be
               ------------
invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be any way affected or impaired thereby.

          3.6  Titles and Subtitles.  The titles of the sections of this
               --------------------
Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By: /s/ Brian Fargo
                                 -----------------------------------------------
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:

                              __________________________________________________

                              By:_______________________________________________

                              Name:_____________________________________________

                              Title:____________________________________________


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:


                              __________________________________________________

                              __________________________________________________

                              __________________________________________________


                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:
                                 _______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:
                              ABS Employees' Venture Fund Limited Partnership
                              --------------------------------------------------


                              By: /s/ Beverly L. Wright
                                 -----------------------------------------------

                              Name: Beverly L. Wright
                                   ---------------------------------------------

                              Title: Treasurer, Alex. Brown Investments, Inc.
                                    --------------------------------------------
                                     General Partner of the Partnership

ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                              375 West Padonia Road
                              --------------------------------------------------
                              Timonium, MD 21093
                              --------------------------------------------------
                              Attn:  Stephanie Beran
                              --------------------------------------------------

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:
                                 _______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:

                              __________________________________________________


                              By: /s/ Peter A. Bilotta
                                 -----------------------------------------------

                              Name: Peter A. Bilotta
                                   ---------------------------------------------

                              Title:____________________________________________



ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                                 "Clearview"
                              --------------------------------------------------
                              70, Waggon Road, Hadley Wood,
                              --------------------------------------------------
                              Heartfordshire, England, EN4, OPP
                              --------------------------------------------------

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:
                                 _______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:
                                  The Binder 1989 Trust
                              By: Theodore R. Binder, Trustee
                              --------------------------------------------------

                              By: /s/ Sandra L. Binder Trustee
                                 -----------------------------------------------

                              Name: The Binder 1989 Trust Theodore R. Binder and
                                   ---------------------------------------------
                                     Sandra L. Binder
                              Title: Trustees
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                                        1905 Yacht Colinia
                              --------------------------------------------------
                                        Newport Beach, CA 92660
                              --------------------------------------------------

                              __________________________________________________

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]
                                       13

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:
                                 _______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:
                                   Bowen Trust
                              --------------------------------------------------

                              By: /s/ Jerry L. Bowen
                                 -----------------------------------------------

                              Name:   Jerry L. Bowen
                                   ---------------------------------------------

                              Title:  Trustee
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                                     5432 Catowba
                              --------------------------------------------------
                                     Irvine, CA 92715
                              --------------------------------------------------

                              __________________________________________________

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:
                                 _______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:
                              Richard & Ellen Brown Living Trust Dated 1989
                              --------------------------------------------------


                              By: /s/ Richard Brown
                                 -----------------------------------------------

                              Name:   Richard Brown
                                   ---------------------------------------------

                              Title:  Trustee
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                               18765 Austin Way
                              --------------------------------------------------

                              __________________________________________________

                              Monte Sereno, CA 95030
                              --------------------------------------------------

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:
                                 _______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:
                                      Steven Camps & Kathy Foley Camps
                              --------------------------------------------------

                              By: /s/ Steven Camps
                                 -----------------------------------------------

                              Name:   Kathy Foley Camps
                                   ---------------------------------------------

                              Title:____________________________________________



ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                                Steven Camps
                              --------------------------------------------------
                                6942 Lawnhaven
                              --------------------------------------------------
                                Huntington Beach, CA 92648
                              --------------------------------------------------

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By: /s/ Christopher J. Kilpatrick
                                 -----------------------------------------------
                                  Christopher J. Kilpatrick, President

NAME OF HOLDER:
                              Froley, Revy Investment co., Inc. Account: State Street Bank as Trustee for Pension Reserves Investment Management Board
                              --------------------------------------------------

                              By: /s/ Andrea O'Connell
                                 -----------------------------------------------

                              Name:  Andrea O'Connell
                                   ---------------------------------------------

                              Title: Managing Director
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                              State Street Bank & Trust Co.
                              --------------------------------------------------
                              Master Trust Division
                              --------------------------------------------------
                              P. O. Box 1713
                              --------------------------------------------------
                              Boston, MA 02105

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:
                                 _______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:
                              Delaware Charter Guarantee & Trust Co. TTEE FBO C/F James Banks MD
                              --------------------------------------------------

                              By: /s/ James Banks
                                 -----------------------------------------------

                              Name: James Banks
                                   ---------------------------------------------

                              Title: Beneficial Owner
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                              Delaware Charter Guarantee & Trust
                              --------------------------------------------------
                              P. O. Box 8963
                              --------------------------------------------------
                              Wilmington, DE 19899-8963
                              --------------------------------------------------

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:
                                 _______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:
                              Delaware Charter Guarantee & Trust Company TTEE FBO SHINICHI HAMASHIGE
                              --------------------------------------------------


                              By: /s/ SHINICHI HAMASHIGE
                                 -----------------------------------------------

                              Name: SHINICHI HAMASHIGE
                                   ---------------------------------------------

                              Title: Beneficial Owner
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                              Delaware Charter Guarantee & Trust Co.
                              --------------------------------------------------
                              P. O. Box 8963
                              --------------------------------------------------
                              Wilmington, DE 19899-8963
                              --------------------------------------------------

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:
                                 _______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer

NAME OF HOLDER:
                              DELAWARE CHARTER GUARANTEE & TRUST COMPANY TTEE FBO DR. MARC LEITNER
                              --------------------------------------------------

                              By: /s/ Dr. Marc Leitner
                                 -----------------------------------------------

                              Name: DR MARC LEITNER
                                   ---------------------------------------------

                              Title: BENEFICIAL OWNER
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                              DELAWARE CHARTER GUARANTEE & TRUST CO.
                              --------------------------------------------------
                              P.O. BOX 8963
                              --------------------------------------------------
                              WILMINGTON, DE 19899 - 8963
                              --------------------------------------------------

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]
                                       13

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:
                                 _______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer

NAME OF HOLDER:
                              DELAWARE CHARTER GUARANTEE & TRUST COMPANY TTEE FBO MARC LEITNER
                              --------------------------------------------------

                              By: /s/ Marc Leitner
                                 -----------------------------------------------

                              Name: MARC LEITNER
                                   ---------------------------------------------

                              Title: BENEFICIAL OWNER
                                    --------------------------------------------

ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                              DELAWARE CHARTER GUARANTEE & TRUST CO.
                              --------------------------------------------------
                              P.O. BOX 8963
                              --------------------------------------------------
                              WILMINGTON, DE 19899 - 8963
                              --------------------------------------------------

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:
                                 _______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer

NAME OF HOLDER:
                              DELAWARE CHARTER GUARANTEE & TRUST CO. TTEE
                              WILLIAM E. TROMMALD ISDRP
                              --------------------------------------------------

                              By: /s/ William E. Trommald
                                 -----------------------------------------------

                              Name: WILLIAM E. TROMMALD
                                   ---------------------------------------------

                              Title: BENEFICIAL OWNER
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                              DELAWARE CHARTER GUARANTEE & TRUST
                              --------------------------------------------------
                              P.O. BOX 8963
                              --------------------------------------------------
                              WILMINGTON, DE 19899
                              --------------------------------------------------

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:
                                 _______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer

NAME OF HOLDER:

                              __________________________________________________


                              By: /s/ Orrin Devinsky
                                 -----------------------------------------------

                              Name: ORRIN DEVINSKY
                                   ---------------------------------------------

                              Title:____________________________________________


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                              97 WESTVIEW RD
                              --------------------------------------------------
                              SHORT HILLS NJ 07078
                              --------------------------------------------------

                              __________________________________________________

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]
                                       13

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:
                                 _______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer

NAME OF HOLDER:
                              DIAGNOSTIC IMAGING MEDICAL GROUP OF SM PROFIT SHARING PLAN FBO BEAHM
                              --------------------------------------------------

                              By: /s/ Brent Beahm
                                 -----------------------------------------------

                              Name: DR BRENT BEAHM
                                   ---------------------------------------------

                              Title: BENEFICIAL OWNER
                                    --------------------------------------------

ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                              105 APPY WAY
                              --------------------------------------------------
                              ARROYO GRANDE, CA 93420
                              --------------------------------------------------

                              __________________________________________________

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:
                                 _______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer

NAME OF HOLDER:               /s/ Craig J. Duchossois
                              --------------------------------------------------

                              By:_______________________________________________

                              Name: CRAIG J. DUCHOSSOIS
                                   ---------------------------------------------

                              Title:____________________________________________


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:
                              VIRGINIA J. PILLMAN
                              --------------------------------------------------
                              845 LARCH AVE
                              --------------------------------------------------
                              ELMHURST, IL 60128
                              --------------------------------------------------

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:
                                 _______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:
                              KIMBERLY T. DUCHOSSOIS
                              --------------------------------------------------

                              By: /s/ Kimberly T. Duchossois
                                 -----------------------------------------------

                              Name: KIMBERLY T. DUCHOSSOIS
                                   ---------------------------------------------

                              Title:____________________________________________


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                              VIRGINIA J. PILLMAN
                              --------------------------------------------------
                              845 LARCH AVENUE
                              --------------------------------------------------
                              ELMHURST, IL 60126
                              --------------------------------------------------

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:
                                 _______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer

NAME OF HOLDER:

                              __________________________________________________

                              By: /s/ Craig J. Duchossois       AS AGENT FOR
                                 -----------------------------------------------

                              Name: R. BRUCE DUCHOSSOIS
                                    --------------------------------------------

                              Title:____________________________________________


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                              VIRGINIA J. PILLMAN
                              --------------------------------------------------
                              845 LARCH AVE
                              --------------------------------------------------
                              ELMHURST, IL 60126
                              --------------------------------------------------

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By: /s/ Chris Kilpatrick
                                 -----------------------------------------------
                                  Chris Kilpatrick, President

NAME OF HOLDER:

                              __________________________________________________

                              By: /s/ Brian Fargo
                                 -----------------------------------------------

                              Name: Brian Fargo
                                   ---------------------------------------------

                              Title: N/A
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                              426 Harbor Island Drive
                              --------------------------------------------------
                              Newport Beach, CA 92660
                              --------------------------------------------------

                              __________________________________________________

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:
                                 _______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:

                              __________________________________________________


                              By: /s/ Rick Frey
                                 -----------------------------------------------

                              Name: RICK FREY
                                   ---------------------------------------------

                              Title:____________________________________________

ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                              1919 16th Ave.
                              --------------------------------------------------
                              Oakland, CA 94606
                              --------------------------------------------------

                              __________________________________________________

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:___________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:
                                Frey Living Trust  3/20/96
                              ----------------------------------------------

                              By: /s/ Philip Frey Jr
                                 -------------------------------------------

                              Name:   Philip Frey Jr
                                   -----------------------------------------

                              Title:  Trustee
                                    ----------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                                 48 Braeburn Ln
                              ----------------------------------------------

                                 Newport Beach CA, 92660
                              ----------------------------------------------

                              ______________________________________________

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By: /s/ Christopher J. Kilpatrick
                                 ___________________________________________
                                   Christopher J. Kilpatrick, President


                              Froley, Revy Investment Co., Inc.
NAME OF HOLDER:               Account: Bank Of Bermuda, Ltd.
                              Hamilton, Bermuda As Trustee For
                              WAFRA Discretionary Portfolio
                              ----------------------------------------------

                              By: /s/ Andrea O'Connell
                                 -------------------------------------------

                              Name:   Andrea O'Connell
                                   -----------------------------------------

                              Title:  Managing Director
                                    ----------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                              Bank of Bermuda, Ltd.
                              ----------------------------------------------

                              6 Front St. P. O. Box HM 1020
                              ----------------------------------------------

                              Hamilton, JMDX, Bermuda
                              ----------------------------------------------

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:___________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:
                                 The Gluck Family Trust
                              ----------------------------------------------

                              By: /s/ Dr. Louis Gluck
                                 -------------------------------------------

                              Name: Dr. Louis Gluck
                                   -----------------------------------------

                              Title:  Trustee
                                    ----------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                                6578-B Luz Del Sol
                              ----------------------------------------------

                                Laguna Hills, CA 92653
                              ----------------------------------------------

                              ______________________________________________

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]
                                       13

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:___________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:

                                 Shinichi Hamashige
                              ----------------------------------------------

                              By: /s/ Shinichi Hamashige
                                 -------------------------------------------

                              Name: Shinichi Hamashige
                                   -----------------------------------------

                              Title:________________________________________


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                                 18772  Via Verona
                              ----------------------------------------------

                                 Irvine, CA 92715
                              ----------------------------------------------

                              ______________________________________________

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]
                                       13

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By: /s/ Christopher J. Kilpatrick
                                 -------------------------------------------
                                   Christopher J. Kilpatrick, President


                              Froley, Revy Investment Co., Inc.
NAME OF HOLDER:               Account: The Northern Trust Company
                              as Trustee for Nalco Chemical
                              Company Retirement Trust
                              ----------------------------------------------

                              By: /s/ Andrea O'Connell
                                 -------------------------------------------

                              Name:   Andrea O'Connell
                                   -----------------------------------------

                              Title:  Managing Director
                                    ----------------------------------------

ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                              The Northern Trust Company
                              ----------------------------------------------

                              P. O. Box 92923
                              ----------------------------------------------

                              Chicago, IL 60675
                              ----------------------------------------------

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]
                                       13

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:___________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:

                                   Michael L. Hughes
                              ----------------------------------------------

                              By:___________________________________________


                              Name:  Michael L. Hughes
                                   -----------------------------------------

                              Title:  Individual
                                    ----------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                                 30901 Rivera Place
                              ----------------------------------------------

                                 Laguna Niguel CA 92677
                              ----------------------------------------------

                              ______________________________________________

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]
                                       13

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:____________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:

                                   James M. Peebles Living Trust Dated 1/3/91
                              -----------------------------------------------

                              By: /s/ James M. Peebles
                                 --------------------------------------------

                              Name:  James M. Peebles
                                   -------------------------------------------

                              Title: Trustee
                                    ------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                                  15 Havenwood
                              ------------------------------------------------

                                 Irvine CA 92614
                              ------------------------------------------------

                              ________________________________________________

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]
                                       13

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:__________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:

                              ______________________________________________

                              By: /s/ Chris KilPatrick
                                 -------------------------------------------

                              Name: Chris KilPatrick
                                   -----------------------------------------

                              Title: Christopher J. KilPatrick &
                                    ----------------------------------------
                                     Linda Kilpatrick JTWROS

ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                                 9 Wickland
                              ----------------------------------------------

                                 Irvine, California, CA 92720
                              ----------------------------------------------

                              ______________________________________________

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:___________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:

                              _____________________________________________

                              By: /s/ Robert Klein MD.
                                 -------------------------------------------

                              Name: Robert Klein MD.
                                   -----------------------------------------

                              Title:________________________________________


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                                3840 North 40th Ave.
                              ----------------------------------------------

                               Hollywood, Fl. 33021
                              ----------------------------------------------

                              ______________________________________________

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:___________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:
                              Robert H. Klein and Lorrie J. Klein, Trustees of the Klein Revocable Trust Dated 2/7/91
                              ----------------------------------------------

                              By: /s/ Robert Klein    Lorrie Klein
                                 -------------------------------------------

                              Name: Robert Klein      Lorrie Klein
                                   -----------------------------------------

                              Title: Trustees
                                    ----------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                              Robert and Lorrie Klein
                              ----------------------------------------------

                              30272 LA Fleur
                              ----------------------------------------------

                              Laguna Niguel, CA 92677
                              ----------------------------------------------

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:
                                 ___________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:

                              ______________________________

                              By: /s/ Michael Kulas
                                 ---------------------------

                              Name:  Mike Kulas
                                   -------------------------

                              Title:________________________



ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                              /s/ Mike Kulas
                              ------------------------------
                              303 Tomaras Ave.
                              ------------------------------
                              Savoy IL 61874
                              ------------------------------

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:_______________________________________________
                                       Brian Fargo, Chairman and Chief Executive
                                       Officer


NAME OF HOLDER:

                              LANDAU FAMILY TRUST
                              --------------------------------------------------

                              By: /s/ Boris Landau
                                 -----------------------------------------------

                              Name:     Boris Landau
                                   ---------------------------------------------

                              Title: CoTrustee
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                              30762 La Mer
                              --------------------------------------------------
                              Laguna Niguel
                              --------------------------------------------------
                              CA 92677
                              --------------------------------------------------
                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]
                                       13

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:_______________________________________________
                                       Brian Fargo, Chairman and Chief Executive
                                       Officer


NAME OF HOLDER:

                                    Richard Lehrberg
                              --------------------------------------------------

                              By:  /s/ Catherine Lehrberg
                                 -----------------------------------------------

                              Name: Richard & Catherine Lehrberg JTWROS
                                   ---------------------------------------------

                              Title: EXEC V.P.
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                                 1085 University Ave
                              --------------------------------------------------
                                 Palo Alto CA 94301
                              --------------------------------------------------

                              __________________________________________________

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:_______________________________________________
                                       Brian Fargo, Chairman and Chief Executive
                                       Officer


NAME OF HOLDER:
                                LOUSEN LIVING TRUST
                              --------------------------------------------------

                              By: /s/ Thomas P. Lousen
                                 -----------------------------------------------
                                 /s/  Patricia A. Lousen
                                 -----------------------------------------------

                              Name: Thomas P. Lousen
                                   ---------------------------------------------
                                    Patricia A. Lousen
                                   ---------------------------------------------
                              Title: Trust Managers
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                                10885 San Marcos Rd.
                              --------------------------------------------------
                                Atascadero, Ca 93422
                              --------------------------------------------------

                              __________________________________________________

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:
                                 _______________________________________________
                                       Brian Fargo, Chairman and Chief Executive
                                       Officer


NAME OF HOLDER:
                               Neil T. Lynch
                              -------------------------------------------------

                              By:______________________________________________

                              Name: Neil T. Lynch
                                   --------------------------------------------

                              Title:___________________________________________


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                                638 Lindero Cyn Rd,
                              --------------------------------------------------
                                #346 Agoura, Ca, 91301
                              --------------------------------------------------

                              __________________________________________________

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:
                                 _______________________________________________
                                       Brian Fargo, Chairman and Chief Executive
                                       Officer


NAME OF HOLDER:
                               Mitchell Partners, L.P.
                              --------------------------------------------------

                              By: /s/ James E. Mitchell
                                 -----------------------------------------------

                              Name: James E. Mitchell
                                   ---------------------------------------------

                              Title: General Partner
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                                 P.O. Box 5119
                              --------------------------------------------------
                                 Irvine, Ca. 92616
                              --------------------------------------------------

                              __________________________________________________

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:
                                 _______________________________________________
                                       Brian Fargo, Chairman and Chief Executive
                                       Officer


NAME OF HOLDER:
                              Dr. M. Douglas Cunningham & Dr. Louis Gluck
                              Co-TTEES of Ocics Profit Shar Pln 12/31/88
                              FBO Jack Sills MD.
                              --------------------------------------------------

                              By: /s/ Jack Sills
                                 -----------------------------------------------

                              Name: Jack Sills
                                   ---------------------------------------------

                              Title: Beneficial Owner
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                                 1581 Loma Verde Ln
                              --------------------------------------------------
                                 Santa Ana, Ca 92705
                              --------------------------------------------------

                              __________________________________________________

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:
                                 _______________________________________________
                                       Brian Fargo, Chairman and Chief Executive
                                       Officer


NAME OF HOLDER:
                              Dr. M. Douglas Cunningham & Dr. Louis Gluck Co-ttees of Ocics Profit Shar Plns 12/31/88 FBO Federal Waffarn M.D
                              --------------------------------------------------

                              By: /s/ Ferzal Waffarn
                                 -----------------------------------------------

                              Name: Ferzal Waffarn M.D
                                   ---------------------------------------------

                              Title: Beneficial Owner
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                               10511 Grove Oak Drive
                              --------------------------------------------------
                               Santa Ana. Ca 92705
                              --------------------------------------------------

                              __________________________________________________

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By: Christopher J. Kilpatrick
                                 -----------------------------------------------
                                            Christopher J. Kilpatrick, President

                              Forley, Revy Investment Co., Inc.
NAME OF HOLDER:               Account: Wells Fargo Bank as Agent
                              for Oregon Equity Fund
                              --------------------------------------------------

                              By: /s/ Andrea O'Connell
                                 -----------------------------------------------

                              Name: Andrea O'Connell
                                   ---------------------------------------------

                              Title: Managing Director
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                              Wells Fargo Bank, N.A.
                              --------------------------------------------------
                              Master Trust Division
                              --------------------------------------------------
                              26610 West Agoura Rd.
                              --------------------------------------------------
                              Calabasas, Ca 91302

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:
                                 _______________________________________________
                                       Brian Fargo, Chairman and Chief Executive
                                       Officer


NAME OF HOLDER:               Richard L. Duchossois as Trustee of the
                              Richard L. Duchossois Revocable Trust
                              U/A/D/ 1/18/80
                              --------------------------------------------------

                              By: /s/ Richard L. Duchossois
                                 -----------------------------------------------

                              Name: Richard L. Duchossois
                                   ---------------------------------------------

                              Title: Trustee
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                               Virginia J. Pillman
                              --------------------------------------------------
                               845 Larch Avenue
                              --------------------------------------------------
                               Elmhurst, IL 60126
                              --------------------------------------------------

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:
                                 _______________________________________________
                                       Brian Fargo, Chairman and Chief Executive
                                       Officer


NAME OF HOLDER:
                              Barry Rodgers & Phyllis Rodgers JTTEN
                              --------------------------------------------------

                              By: /s/ Barry Rodgers
                                  ----------------------------------------------
                                  /s/ Phyllis Rodgers
                                  ----------------------------------------------

                              Name: Barry Rodgers
                                   ---------------------------------------------
                                     Phyllis Rodgers
                                   ---------------------------------------------

                              Title:____________________________________________



ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                               10213 Overhill DR.
                              --------------------------------------------------
                               Santa Ana, Ca 92709
                              --------------------------------------------------

                              __________________________________________________

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:
                                 _______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:
                              DR. JACK SILLS & DALE C. SILLS JTWROS
                              --------------------------------------------------

                              By: /s/ Jack Sills, Dale Sills
                                 -----------------------------------------------

                              Name: DR. JACK SILLS  DALE SILLS
                                   ---------------------------------------------

                              Title:
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                               1581 LOMA VERDE LN
                              --------------------------------------------------
                               SANTA ANA, CA. 92705
                              --------------------------------------------------

                              --------------------------------------------------


                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:
                                 _______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:
                               FRANK J. SINATRA & CAROL J. SINATRA
                              --------------------------------------------------

                              By: /s/ Frank J. Sinatra
                                 -----------------------------------------------

                              Name: FRANK J. SINATRA & CAROL J. SINATRA
                                   ---------------------------------------------

                              Title:
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                               13621 RUSHMORE LANE
                              --------------------------------------------------
                               SANTA ANA, CA 92705
                              --------------------------------------------------

                              --------------------------------------------------

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:
                                 _______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:
                               Smith Family Trust
                              --------------------------------------------------

                              By: /s/ Charles L. Smith
                                 -----------------------------------------------

                              Name: Charles L. Smith
                                   ---------------------------------------------

                              Title: Trustee
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:


                              --------------------------------------------------

                              --------------------------------------------------

                              --------------------------------------------------

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:
                                 _______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:
                               Stephen J. Lendino Revocable Trust Vad 3/30/93
                              --------------------------------------------------

                              By: /s/ Stephen Lendino
                                 -----------------------------------------------

                              Name: Steve J. Lendino (SL)
                                   ---------------------------------------------

                              Title: Trustee
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                               43 Mirador
                              --------------------------------------------------
                               Irvine, CA
                              --------------------------------------------------
                               92612
                              --------------------------------------------------

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:
                                 _______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:                Stradling, Yocca Carlson & Rauth
                               Investment Partnership of 1982
                              --------------------------------------------------

                              By: /s/ K. C. Schaaf
                                 -----------------------------------------------

                              Name: K. C. Schaaf
                                   ---------------------------------------------

                              Title: Partner
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:


                              --------------------------------------------------

                              --------------------------------------------------

                              --------------------------------------------------

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:
                                 _______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:
                               Richard I. Tanaka
                              --------------------------------------------------

                              By: /s/ Edith A. Tanaka
                                 -----------------------------------------------

                              Name: RICHARD I. & EDITH A. TANAKA
                                   ---------------------------------------------

                              Title:
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                               10321 SHADYRIDGE DRIVE
                              --------------------------------------------------
                               SANTA ANA, CA 92705
                              --------------------------------------------------

                              --------------------------------------------------

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:
                                 _______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:
                               Matthew A. Toschlog
                              --------------------------------------------------

                              By: /s/ Matthew Toschlog
                                 -----------------------------------------------

                              Name:
                                   ---------------------------------------------

                              Title:
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                               803 Sycamore
                              --------------------------------------------------
                               Ann Arbor, MI 48104
                              --------------------------------------------------

                              --------------------------------------------------

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:
                                 _______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:               FEIZEL WAFFARN & DOROTHY WAFFARN TR
                              UA 03-12-90 WAFFARN FAMILY TRUST
                              --------------------------------------------------

                              By: /s/ Feizal Waffarn
                                 -----------------------------------------------

                              Name: FEIZEL WAFFARN MD
                                   ---------------------------------------------

                              Title: TRUSTEE
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                               10511 GROVE OAK DRIVE
                              --------------------------------------------------
                               SANTA ANA, CA 92705
                              --------------------------------------------------

                              --------------------------------------------------

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:
                                 _______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:
                              Walter & Edwin Scloss Associates LP
                              --------------------------------------------------

                              By: /s/ Walter J. Schloss
                                 -----------------------------------------------

                              Name: Walter J. Schloss, Gen'l Partner
                                   ---------------------------------------------

                              Title: Portfolio Manager
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:                Walter & Edwin Schloss Associates LP
                                52 Vanderbilt Avenue 8th Floor
                                New York NY 10017-3808
                              --------------------------------------------------
                               Please note that all interest payments are t
                              --------------------------------------------------
                               Walter & Edwin Schloss Associates LP
                               c/o Chase Manhattan Bank
                              --------------------------------------------------
                               P.O.Box 1768 Attn: Marge Murray
                                Grand Central Station
                                New York NY 10163

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:
                                 _______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:
                              WECHSLER & CO., INC
                              --------------------------------------------------

                              By: /s/ Norman J. Wechsler
                                 -----------------------------------------------

                              Name: NORMAN J. WECHSLER
                                   ---------------------------------------------

                              Title: CHAIRMAN
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                               105 SOUTH BEDFORD ROAD
                              --------------------------------------------------
                               MT. KISCO, NY 10549
                              --------------------------------------------------

                              --------------------------------------------------

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              INTERPLAY PRODUCTIONS


                              By:
                                 _______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:               WILLIAM G. EDWARDS TTEE FOR THE WILLIAM G. EDWARDS
                              PENSION PLAN TR DTD 12-28-87
                              --------------------------------------------------

                              By: /s/ William G. Edwards
                                 -----------------------------------------------

                              Name: WILLIAM G. EDWARDS
                                   ---------------------------------------------

                              Title: TRUSTEE
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                               8990 GARFIELD ST., STE. #6
                              --------------------------------------------------
                               RIVERSIDE, CA 92503-3922
                              --------------------------------------------------

                              --------------------------------------------------

                                                              [SIGNATURE PAGE TO
                                                    INVESTORS' RIGHTS AGREEMENT]

                                   EXHIBIT 1

                                  Purchasers
                                  ----------

                                                                      EXHIBIT 1


                              LIST OF PURCHASERS

ABS Employees' Venture Fund
 Limited Partnership (Alex. Brown
 Investments, Inc., General Partner)

Belton Ventures, Ltd., a British Virgin
 Islands Corporation

Bilotta, Peter Alan

Binder 1989 Trust,Theodore R. Binder & Sandra L. Binder, Trustees

Bowen Trust dated 1/27/93, Jerry L. Bowen, Trustee

Brown Living Trust dated 2/21/89, Richard W. & Ellen Murphy Brown,  Trustees

Camps, Steven "Chuck" & Kathy Foley

CATAMARAN & CO. as nominee for Pension Reserves
 Investment Management Board

Delaware Charter Guarantee & Trust Co., Trustee for the benefit of James Banks,

Delaware Charter Guarantee & Trust Co., Trustee, for the benefit of Shinichi Hamashige

Delaware Charter Guarantee & Trust Co., Trustee, for the benefit of Marc Leitner

Delaware Charter Guarantee & Trust Co., Trustee
 William E. Trommald Self-Employed for the benefit of William E. Trommald Integrated Self-Directed
 Retirement Plan dated 1/27/97

Devinsky, Orrin

Diagnostic Imaging Medical Group of Santa Maria Profit Sharing Plan, for the benefit of Brent Beahm

Duchossois, Craig J.

Duchossois, Kimberly T.

Duchossois, R. Bruce

Fargo, Brian

Frey, Rick

Frey Living Trust dated 3/20/96, Philip Frey, Jr., Trustee

GERLACH & CO. as nominee for Convertible
 Securities Fund, WAFRA Portfolio

Gluck Family Trust, Louis Gluck, M.D., Trustee

Hamashige, Shinichi

HOW&CO as nominee for Nalco Chemical
 Company Retirement Trust

Hughes, Michael L.

James M. Peebles Living Trust dated 1/31/91, James M. Peebles, Trustee

Kilpatrick, Christopher & Linda

Klein, Robert M., M.D.

Klein Revocable Trust dated 2/7/91, Robert H. & Lorrie J. Klein, Trustees

Korompis, Piter

Kulas, Michael J.

Landau Family Trust dated 11/29/90, Boris & Nataliya Landau, Trustees

Lehrberg, Richard & Catherine

Lousen Living Trust dated 10/26/94, Thomas P. & Patricia A. Lousen, Co-Trustees

Lynch, Neil T.

Mitchell Partners, L.P.

OCICS Profit Sharing Plan, Dr. M. Louis Gluck
 & Dr. M. Douglas Cunningham, Co-Trustees for the benefit of  Jack Sills, M.D.

                                       2.

OCICS Profit Sharing Plan, Dr. M. Louis Gluck &
 Dr. M. Douglas Cunningham, Co-Trustees for the benefit of Feizal Waffarn, M.D.

OREFUND as nominee for Oregon Equity Fund

Richard L. Duchossois Revocable Trust dated 1/18/90,
 Richard L. Duchossois, Trustee

Rodgers, Barry & Phyllis

Sfreddo, R.L.

Sills, Dr. Jack and Dale C.

Sinatra, Frank J. & Carol J.

Smith Family Trust dated 10/2/92, Charles L. Smith & Janet Smith, Trustees

Stephen J. Lendino Revocable Trust dated 3/30/93, Stephen J. Lendino, Trustee

Stradling, Yocca, Carlson & Rauth Investment Partnership of 1982

Tanaka, Richard I. & Edith A.

Toschlog, Matt

Waffarn Family Trust dated 3/12/90, Feizal & Dorothy Waffarn, Trustees

Walter & Edwin Schloss Associates, L.P.

Wechsler & Co., Inc.

William G. Edwards Pension Plan Trust dated 12/28/87, William G. Edwards,
Trustee

                                      3.

                   AMENDMENT TO INVESTORS' RIGHTS AGREEMENT


     This Amendment is made this 19th day of June, 1997, to that certain Investors' Rights Agreement dated October 10, 1996 (the "Rights Agreement"), by and among Interplay Productions, a California corporation (the "Company"), and certain Purchasers listed on Exhibit 1 attached thereto (individually a "Holder"
                             ---------
and collectively the "Holders").

                                   RECITALS
                                   --------

     WHEREAS, pursuant to the Rights Agreement, the Company granted to the Holders certain registration and other rights; and

     WHEREAS, the Company and the Holders desire to extend the rights under the Rights Agreement to include shares of the Company's Common Stock issued upon the May 1, 1997 conversion of the interest due to certain Holders under the Promissory Notes and any additional shares of Common Stock and equity issued upon future conversions of interest under the Promissory Notes that may be approved by the Company's Board of Directors;

     NOW, THEREFORE, the parties agree to amend the Rights Agreement as follows:

     1. Section 1.1.1(c) of the Rights Agreement is hereby amended to read as follows:


           "(c) The term 'Registrable Securities' means (i) Common Stock issued upon exercise of the Warrants held by the Holders pursuant to the Subscription Agreements; (ii) 16,362 shares of the Company's Common Stock issued upon the May 1, 1997 conversion of the interest due to certain Holders under the Promissory Notes and any additional shares of Common Stock or equity issued upon future conversions of interest under the Promissory Notes that may be approved by the Company's Board of Directors; and (iii) any Common Stock of the Company issued as (or issuable upon conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange or in replacement of, such Registrable Securities (as defined herein). In the event of any recapitalization by the Company, whether by stock split, reverse stock split, stock dividend or the like, the number of shares of Registrable Securities used throughout this Agreement for various purposes shall be proportionately increased or decreased."

     2. The terms not defined herein shall have the meaning ascribed to them in the Rights Agreement.

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investors' Rights Agreement as of the date as of the date first above written.



                                   INTERPLAY PRODUCTIONS.
                                   a California corporation

                                   By:__________________________________________
                                      Brian Fargo, Chairman and Chief Executive
                                      Officer


NAME OF HOLDER:

                                      __________________________________________

                                      By:_______________________________________

                                      Name:_____________________________________

                                      Title:____________________________________


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT                        __________________________________________

                                      __________________________________________

                                      __________________________________________

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investors' Rights Agreement to be effective as of the date as of the date first above written.



                                   INTERPLAY PRODUCTIONS.
                                   a California corporation

                                   By:__________________________________________
                                       Brian Fargo, Chairman and Chief Executive
                                       Officer


NAME OF HOLDER:


                                      ABS Employees' Venture Fund L.P.
                                      ------------------------------------------

                                      By: /s/ Beverly L. Wright
                                          --------------------------------------

                                      Name: Beverly L. Wright
                                            ------------------------------------

                                      Title: Treasurer, Alex Brown Investments,
                                             -----------------------------------
                                             Inc., General Partner


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT                        /s/ Stephanie M. Beran
                                      ------------------------------------------

                                      1 South Street
                                      ------------------------------------------

                                      Baltimore, MD 21202
                                      ------------------------------------------
                                      fax: 410-453-5897

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


     IN WITNESS WHEREOF, the parties have executed this Amendment to Investors' Rights Agreement as of the date as of the date first above written.



                                   INTERPLAY PRODUCTIONS,
                                   a California corporation


                                   By:__________________________________________
                                       Christopher J. Kilpatrick, President


NAME OF HOLDER:

                                      __________________________________________

                                      By: /s/ James Banks
                                      ------------------------------------------

                                      Name: Jim Banks
                                      ------------------------------------------

                                      Title: BENEFICIARY of trust
                                      ------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT                        4645 Caritina Dr
                                      ------------------------------------------
                                      Tarzana Calif
                                      ------------------------------------------
                                                     91356
                                      ------------------------------------------

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investor's Rights Agreement to be effective as of the date as of the date first above written.


                                   INTERPLAY PRODUCTIONS
                                   a California corporation

                                   By:__________________________________________
                                       Brian Fargo, Chairman and Chief Executive
                                       Officer


NAME OF HOLDER:

                                      Belton Ventures, Ltd,
                                      ------------------------------------------

                                      By:  /s/ Tisno Onggara
                                           -------------------------------------

                                      Name: Tisno Onggara for Belton Ventures
                                            ------------------------------------

                                      Title:____________________________________



ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT                        Tisno Onggara.
                                      ------------------------------------------
                                      1999 Ave of the Stars, # 2590,
                                      ------------------------------------------
                                      LA, CA 90067
                                      ------------------------------------------

                                      ------------------------------------------

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investors' Rights Agreement to be effective as of the date as of the date first above written.








                                   INTERPLAY PRODUCTIONS
                                   a California corporation

                                   By:__________________________________________
                                       Brian Fargo, Chairman and Chief Executive
                                       Officer


NAME OF HOLDER:

                                      ------------------------------------------

                                      By: /s/ Peter A Bilotta
                                         ---------------------------------------

                                      Name: Peter A Bilotta
                                            ------------------------------------

                                      Title:____________________________________



ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT                        "CLEARVIEW" 70 WAGGON ROAD
                                      ------------------------------------------

                                      HADLEY WOOD, HERTS, EN40PP
                                      ------------------------------------------

                                      ENGLAND
                                      ------------------------------------------

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investors' Rights Agreement to be effective as of the date as of the date first above written.

                              INTERPLAY PRODUCTIONS,
                              a California corporation

                              By:_______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:
                               The Binder 1989 Trust
                              --------------------------------------------------
                                   /s/ Theodore R. Binder
                               By: /s/ Sandra L. Binder
                                 -----------------------------------------------
                                       THEODORE R. BINDER
                              Name:    SANDRA L. BINDER
                                 -----------------------------------------------

                              Title:    TRUSTEES
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:
                                     1905 YACHT COLINIA
                              --------------------------------------------------
                                     NEWPORT BEACH, CA 92660
                              --------------------------------------------------

                              __________________________________________________

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investors' Rights Agreement to be effective as of the date as of the date first above written.

                              INTERPLAY PRODUCTIONS,
                              a California corporation

                              By:_______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:
                               BOWEN TRUST
                              --------------------------------------------------

                              By: /s/ Jerry Bowen
                                 -----------------------------------------------

                              Name:   JERRY BOWEN
                                   ---------------------------------------------

                              Title:  TRUSTEE
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:
                                5432 Catowba
                              --------------------------------------------------
                                Irvine, CA 92612
                              --------------------------------------------------

                              __________________________________________________

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investors' Rights Agreement to be effective as of the date as of the date first above written.

                              INTERPLAY PRODUCTIONS,
                              a California corporation

                              By:_______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:
                               Richard and Ellen
                               Brown Trust Dated
                              --------------------------------------------------

                              By: /s/ Richard Brown
                                 -----------------------------------------------

                              Name:   RICHARD BROWN
                                   ---------------------------------------------

                              Title:  Trustee
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:


                              __________________________________________________

                              __________________________________________________

                              __________________________________________________

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investors' Rights Agreement to be effective as of the date as of the date first above written.

                              INTERPLAY PRODUCTIONS,
                              a California corporation

                              By:_______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:
                                CATAMARAN & CO.
                              --------------------------------------------------
                              By: /s/ K. Andrea O'Connell
                                 -----------------------------------------------

                              Name:  K. Andrea O'Connell
                                   ---------------------------------------------

                              Title: Managing Director,
                                    --------------------------------------------
                                     Froley, Revy Investment Co., Inc.

ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                              __________________________________________________

                              __________________________________________________

                              __________________________________________________

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investors' Rights Agreement to be effective as of the date as of the date first above written.

                              INTERPLAY PRODUCTIONS,
                              a California corporation

                              By:_______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:
                               /s/ Orrin Devinsky
                              --------------------------------------------------
                              By:
                                 -----------------------------------------------

                              NAME: Orrin Devinsky
                                   ---------------------------------------------

                              Title:
                                    ____________________________________________


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                              __________________________________________________

                              __________________________________________________

                              __________________________________________________

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investors' Rights Agreement to be effective as of the date as of the date first above written.

                              INTERPLAY PRODUCTIONS,
                              a California corporation

                              By:_______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:

                              --------------------------------------------------
                              By: /s/ Craig J. Duchossois
                                 -----------------------------------------------

                              Name: CRAIG J. DUCHOSSOIS
                                   ---------------------------------------------

                              Title:
                                    ____________________________________________


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:
                                845 LARCH AVE
                              --------------------------------------------------
                                ELMHURST IL 60126
                              --------------------------------------------------

                              __________________________________________________

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investors' Rights Agreement to be effective as of the date as of the date first above written.

                              INTERPLAY PRODUCTIONS,
                              a California corporation

                              By:_______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:
                                Kimberly T. Duchossois
                              --------------------------------------------------

                              By: /s/ Kimberly T. Duchossois
                                 -----------------------------------------------

                              Name:   KIMBERLY T. DUCHOSSOIS
                                   ---------------------------------------------

                              Title:
                                    ____________________________________________


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:
                                845 LARCH AVE.
                              --------------------------------------------------
                                ELMHURST, IL. 60126
                              --------------------------------------------------

                              __________________________________________________

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investors' Rights Agreement to be effective as of the date as of the date first above written.

                              INTERPLAY PRODUCTIONS,
                              a California corporation

                              By:_______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:
                               RICHARD L. DUCHOSSOIS
                              --------------------------------------------------

                              By: /s/ Richard L. Duchossois
                                 -----------------------------------------------

                              Name:  Richard L. Duchossois
                                   ---------------------------------------------
                                     REVOCABLE TRUST U/A/D1/18/80

                              Title:  Trustee
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:
                                845 Larch Avenue
                              --------------------------------------------------
                                Elmhurst, IL 60126
                              --------------------------------------------------

                              __________________________________________________

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investors' Rights Agreement to be effective as of the date as of the date first above written.

                              INTERPLAY PRODUCTIONS,
                              a California corporation

                              By:/s/ Christopher J. Kilpatrick,
                                 ------------------------------------------
                                     Christopher J. Kilpatrick, President



NAME OF HOLDER:
                              William G. Edwards
                              --------------------------------------------------
                              By:
                                 _______________________________________________
                              Name:   William G. Edwards
                                   ---------------------------------------------

                              Title:  [ILLEGIBLE]
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                              __________________________________________________

                              __________________________________________________

                              __________________________________________________

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investors' Rights Agreement to be effective as of the date as of the date first above written.

                              INTERPLAY PRODUCTIONS,
                              a California corporation

                              By:___________________________________________
                                  Brian Fargo, Chairman and Chief Executive
                                  Officer





NAME OF HOLDER:

                              __________________________________________________

                              By: /s/ Brian Fargo
                                 -----------------------------------------------

                              Name: Brian Fargo
                                   ---------------------------------------------

                              Title:____________________________________________



ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:
                                16815 Von Karman Ave
                              --------------------------------------------------
                                Irvine CA 92606
                              --------------------------------------------------

                              __________________________________________________

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investors' Rights Agreement to be effective as of the date as of the date first above written.

                              INTERPLAY PRODUCTIONS,
                              a California corporation

                              By:_______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:

                              __________________________________________________

                              By: /s/ Rick Chan Frey
                                 -----------------------------------------------

                              Name: Rick Chan Frey
                                   ---------------------------------------------

                              Title:____________________________________________


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                              __________________________________________________

                              __________________________________________________

                              __________________________________________________

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investors' Rights Agreement to be effective as of the date first above written.

                              INTERPLAY PRODUCTIONS,
                              a California corporation

                              By:_______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:
                              GERLACH & CO.
                              --------------------------------------------------

                              By: /s/ K. Andrea O'Connell
                                 -----------------------------------------------

                              Name: K. Andrea O'Connell
                                   ---------------------------------------------

                              Title: Managing Director,
                                    --------------------------------------------
                                     Froley, Revy Investment Co., Inc.


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                              __________________________________________________

                              __________________________________________________

                              __________________________________________________

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investors' Rights Agreement to be effective as of the date as of the date first above written.

                              INTERPLAY PRODUCTIONS,
                              a California corporation

                              By: /s/ Christopher J. Kilpatrick
                                 -----------------------------------------------
                                   Christopher J. Kilpatrick, President


NAME OF HOLDER:
                                        Shinichi Hamashige
                              --------------------------------------------------

                              By: /s/ Shinichi Hamashige
                                 -----------------------------------------------

                                    DELAWARE CHARTER GUARANTEE & TRUST CO.
                              Name: TRUSTEE FBO SHINICHI HAMASHIGE
                                   ---------------------------------------------

                              Title: BENEFICIAL OWNER
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:
                              18772 VIA VERONA
                              --------------------------------------------------
                              IRVINE, CA 92715
                              --------------------------------------------------

                              __________________________________________________

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investors' Rights Agreement to be effective as of the date as of the date first above written.

                              INTERPLAY PRODUCTIONS,
                              a California corporation

                              By:_______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:
                              HOW & CO.
                              --------------------------------------------------

                              By: /s/ K. Andrea O'Connell
                                 -----------------------------------------------

                              Name: K. Andrea O'Connell
                                   ---------------------------------------------

                              Title: Managing Director,
                                    --------------------------------------------
                                     Froley, Revy Investment Co., Inc.


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                              __________________________________________________

                              __________________________________________________

                              __________________________________________________

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investors' Rights Agreement to be effective as of the date as of the date first above written.

                              INTERPLAY PRODUCTIONS,
                              a California corporation

                              By: /s/ Christopher J. Kilpatrick
                                 -----------------------------------------------
                                   Christopher J. Kilpatrick, President


NAME OF HOLDER:
                              EBM Family Trust
                              --------------------------------------------------

                              By: /s/ Brad Hughes
                                 -----------------------------------------------

                              Name: BRAD HUGHES
                                   ---------------------------------------------

                              Title: TRUSTEE
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:
                              EBM Family Trust
                              1995 Temple Hills Road
                              --------------------------------------------------
                              LAGUNA BEACH CA 92651
                              --------------------------------------------------

                              __________________________________________________

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investors' Rights Agreement to be effective as of the date as of the date first above written.

                              INTERPLAY PRODUCTIONS,
                              a California corporation

                              By:_______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:

                              __________________________________________________

                              By: /s/ Chris Kilpatrick
                                 -----------------------------------------------

                              Name: Chris Kilpatrick
                                   ---------------------------------------------

                              Title:____________________________________________


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:
                              9 Wickland
                              --------------------------------------------------
                              Irvine CA 92720
                              --------------------------------------------------

                              __________________________________________________

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investors' Rights Agreement to be effective as of the date as of the date first above written.

                              INTERPLAY PRODUCTIONS,
                              a California corporation

                              By:_______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:
                                 Robert Klein, MD
                              --------------------------------------------------

                              By: ______________________________________________

                              Name:_____________________________________________

                              Title:____________________________________________

ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                              __________________________________________________

                              __________________________________________________

                              __________________________________________________

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investors' Rights Agreement to be effective as of the date as of the date first above written.

                              INTERPLAY PRODUCTIONS,
                              a California corporation

                              By:_______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:
                              Robert Klein         L. Klein
                              --------------------------------------------------

                              By: /s/ Robert Klein
                                 -----------------------------------------------

                              Name:_____________________________________________

                              Title:____________________________________________

ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:
                              30272 LA Fleur
                              --------------------------------------------------
                              LAGUNA NIGUEL, CA 92677
                              --------------------------------------------------

                              __________________________________________________

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investors' Rights Agreement to be effective as of the date first above written.

                              INTERPLAY PRODUCTIONS,
                              a California corporation

                              By:_______________________________________________
                                   Brian Fargo, Chairman and Chief Executive
                                   Officer


NAME OF HOLDER:
                              Piter Korompis
                              --------------------------------------------------

                              By: /s/ Piter Korompis
                                 -----------------------------------------------
                              Name:_____________________________________________

                              Title:____________________________________________

ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                              __________________________________________________

                              __________________________________________________

                              __________________________________________________

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investors' Rights Agreement to be effective as of the date as of the date first above written.

                              INTERPLAY PRODUCTIONS,
                              a California corporation

                              By: /s/ Christopher J. Kilpatrick
                                 -----------------------------------------------
                                   Christopher J. Kilpatrick, President


NAME OF HOLDER:
                              Boris Landau
                              --------------------------------------------------

                              By: LANDAU FAMILY TRUST DATED 11/29/90
                                 -----------------------------------------------

                              Name: BORIS LANDAU
                                   ---------------------------------------------

                              Title: CO - TRUSTEE
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:
                              30762 LA MER
                              --------------------------------------------------
                              LAGUNA NIGUEL, CA 92677
                              --------------------------------------------------

                              __________________________________________________

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investor's Rights Agreement to be effective as of the date as of the date first above written.

                              INTERPLAY PRODUCTIONS,
                              a California corporation


                              By:_______________________________________________
                                   Brian Fargo, Chairman and Chief
                                   Executive Officer


NAME OF HOLDER:
                              Richard Lehrberg
                              --------------------------------------------------

                              By: /s/ Catherine Lehrberg
                                 -----------------------------------------------

                              Name:/s/ Dick & Cathie Lehrberg
                                   ---------------------------------------------

                              Title:
                                    ____________________________________________


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:                   1085 University
                              --------------------------------------------------
                                  Palo Alto CA 94301
                              --------------------------------------------------

                              __________________________________________________

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investor's Rights Agreement to be effective as of the date as of the date first above written.

                              INTERPLAY PRODUCTIONS,
                              a California corporation

                              By:_______________________________________________
                                   Brian Fargo, Chairman and Chief
                                   Executive Officer


NAME OF HOLDER:

                                     Steven Lendino
                              --------------------------------------------------

                              By: /s/ Steve Lenoino
                                 -----------------------------------------------

                              Name: Trustee of the Stephen J. Lendino Revocable
                                        trust
                                   ---------------------------------------------

                              Title:
                                    ____________________________________________


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:               __________________________________________________

                              __________________________________________________

                              __________________________________________________

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investor's Rights Agreement to be effective as of the date as of the date first above written.

                              INTERPLAY PRODUCTIONS,
                              a California corporation

                              By:_______________________________________________
                                   Brian Fargo, Chairman and Chief
                                   Executive Officer


NAME OF HOLDER:

                              __________________________________________________

                              By: /s/ Thomas P. Lousen Patricia J. Lousen
                                 -----------------------------------------------

                              Name:/s/ THOMAS P LOUSEN PATRICIA A. LOUSEN
                                   ---------------------------------------------

                              Title: CO-TRUSTEES
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:               __________________________________________________

                              __________________________________________________

                              __________________________________________________

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investor's Rights Agreement to be effective as of the date as of the date first above written.

                              INTERPLAY PRODUCTIONS,
                              a California corporation

                              By:_______________________________________________
                                   Brian Fargo, Chairman and Chief
                                   Executive Officer

NAME OF HOLDER:

                                /s/ Mitchell Partners L.P.
                              --------------------------------------------------

                              By: /s/ James E Mitchell
                                 -----------------------------------------------

                              Name: /s/ James E. Mitchell
                                   ---------------------------------------------

                              Title: General Partner
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:                      611 Anto Blvd, Ste 1110
                              --------------------------------------------------
                                     Costa Mesa, CA 92626
                              --------------------------------------------------

                              __________________________________________________

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investor's Rights Agreement to be effective as of the date as of the date first above written.

                              INTERPLAY PRODUCTIONS,
                              a California corporation

                              By:_______________________________________________
                                   Brian Fargo, Chairman and Chief
                                   Executive Officer


NAME OF HOLDER:

                              /s/ James M. Pebbles Trust 1/3/91
                              --------------------------------------------------

                              By: /s/ James M. Peebbles
                                 -----------------------------------------------

                              Name: /s/ James M. Peebles
                                   ---------------------------------------------

                              Title: Trustee
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:                   James M. Peebles
                              --------------------------------------------------
                                  15 Havenwood
                              --------------------------------------------------
                                  Irvine CA 92614
                              --------------------------------------------------

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investor's Rights Agreement to be effective as of the date as of the date first above written.


                              INTERPLAY PRODUCTIONS,
                              a California corporation

                              By:_______________________________________________
                                   Brian Fargo, Chairman and Chief
                                   Executive Officer

NAME OF HOLDER:
                               /s/ Barry Rodgers
                              --------------------------------------------------

                              By: /s/ Phyllis Rodgers
                                 -----------------------------------------------

                              Name: /s/ Barry & Phyllis Rodgers
                                   ---------------------------------------------

                              Title:
                                    ____________________________________________


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:                  10213 OverHill Drive
                              --------------------------------------------------
                                 Santa Ana CA 92705
                              --------------------------------------------------

                              __________________________________________________

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investor's Rights Agreement to be effective as of the date as of the date first above written.

                              INTERPLAY PRODUCTIONS,
                              a california corporation

                              By:_______________________________________________
                                   Brian Fargo, Chairman and Chief
                                   Executive Officer


NAME OF HOLDER:

                              __________________________________________________

                              By: /s/ R. L. Sfreddo
                                 -----------------------------------------------

                              Name:  R. L. Sfreddo
                                   ---------------------------------------------

                              Title: Note Holder
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:                  429 Orange Blossom
                              --------------------------------------------------
                                 Irvine CA 92620
                              --------------------------------------------------

                              __________________________________________________

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investor's Rights Agreement to be effective as of the date as of the date first above written.

                              INTERPLAY PRODUCTIONS,
                              a California corporation

                              By:_______________________________________________
                                   Brian Fargo, Chairman and Chief
                                   Executive Officer


NAME OF HOLDER:
                                Walter & Edwin Schloss Associates LP
                              --------------------------------------------------

                              By: /s/ Walter J. Schloos
                                 -----------------------------------------------

                              Name: /s/ Walter J. Schloos
                                   ---------------------------------------------

                              Title: General Partner
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:                   52 Vanderbilt Avenue 8th Floor
                              --------------------------------------------------
                                  New York NY 10017-3803
                              --------------------------------------------------
                                                    3803
                              __________________________________________________

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investor's Rights Agreement to be effective as of the date as of the date first above written.

                              INTERPLAY PRODUCTIONS,
                              a California corporation

                              By:_______________________________________________
                                   Chris Kilpatrick, President


NAME OF HOLDER:

                              __________________________________________________

                              By: /s/ Jack Sills
                                 -----------------------------------------------

                              Name:/s/ Jack Sills
                                   ---------------------------------------------

                              Title:
                                    ____________________________________________


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:
                              __________________________________________________

                              __________________________________________________

                              __________________________________________________

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investor's Rights Agreement to be effective as of the date as of the date first above written.

                              INTERPLAY PRODUCTIONS,
                              a California corporation

                              By:_______________________________________________
                                   Brian Fargo, Chairman and Chief
                                   Executive Officer


NAME OF HOLDER:
                                   Smith Family Trust
                              --------------------------------------------------

                              By: /s/ C L. Smith
                                 -----------------------------------------------

                              Name:/s/ Charles L. Smith
                                   ---------------------------------------------

                              Title: Trustee
                                    --------------------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:                  18683 Santa Isadora
                              --------------------------------------------------
                                 Fountain Valley CA 92708
                              --------------------------------------------------
                                 c/o Jean Smith
                              --------------------------------------------------

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investors' Rights Agreement to be effective as of the date as of the date first above written.

                              INTERPLAY PRODUCTIONS
                              a California corporation

                              By:____________________________________
                                   Brian Fargo, Chairman and Chief
                                   Executive Officer


NAME OF HOLDER:

                                 STRADLING YOCCA CARLSON & RAUTH
                                 INVESTMENT PARTNERSHIP OF 1982
                              ---------------------------------------

                              By: /s/ K.C. Schaaf
                                 ------------------------------------

                              Name: K.C. SCHAAF
                                   ----------------------------------

                              Title: PARTNER
                                    ---------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:               660 Newport Center Drive
                              ---------------------------------------
                              Suite 1600
                              ---------------------------------------
                              Newport Beach, CA 92660
                              ---------------------------------------

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investors' Rights Agreement to be effective as of the date as of the date first above written.

                              INTERPLAY PRODUCTIONS,
                              a California corporation


                              By:___________________________________
                                   Brian Fargo, Chairman and Chief
                                   Executive Officer


NAME OF HOLDER:

                              Richard I. Tanaka
                              Edith A. Tanaka
                              --------------------------------------

                              By:___________________________________

                              Name:_________________________________

                              Title:________________________________


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                              ______________________________________

                              ______________________________________

                              ______________________________________

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investors' Rights Agreement to be effective as of the date as of the date first above written.

                              INTERPLAY PRODUCTIONS,
                              a California corporation


                              By:_____________________________________
                                   Brian Fargo, Chairman and Chief
                                   Executive Officer


NAME OF HOLDER:

                              William Trommald
                              ----------------------------------------

                              By: /s/ William Trommald
                                --------------------------------------
                              Name: W. E. Trommald
                                   -----------------------------------

                              Title:__________________________________



ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:               8055 Rosina St.
                              ----------------------------------------
                              Long Beach, CA
                              ----------------------------------------
                                             90808
                              ----------------------------------------

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investors' Rights Agreement to be effective as of the date as of the date first above written.


                              INTERPLAY PRODUCTIONS
                              a California corporation


                              By:____________________________________
                                   Brian Fargo, Chairman and Chief
                                   Executive Officer


NAME OF HOLDER:
                              /s/ Dorothy Waffarn
                              /s/ Feizal Waffarn
                              ---------------------------------------

                              By:____________________________________

                              Name: FEIZAL + DOROTHY WAFFARN
                                   ----------------------------------

                              Title: TRUSTEES WAFFARN FAMILY TRUST
                                    ---------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:               FEIZAL WAFFARN
                              ---------------------------------------
                              10511 Groveoak Drive
                              ---------------------------------------
                              Santa Ana, CA. 92705
                              ---------------------------------------

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investors' Rights Agreement to be effective as of the date as of the date first above written.

                              INTERPLAY PRODUCTIONS,
                              a California corporation


                              By:____________________________________
                                   Brian Fargo, Chairman and Chief
                                   Executive Officer


NAME OF HOLDER:

                              /s/ Feizal Waffarn
                              ---------------------------------------

                              By:____________________________________

                              Name: FEIZAL WAFFARN
                                   ----------------------------------

                              Title:_________________________________



ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:               10511 Groveoak Drive
                              ---------------------------------------
                              SANTA ANA, CA 92705
                              ---------------------------------------

                              _______________________________________

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Investors' Rights Agreement to be effective as of the date as of the date first above written.


                              INTERPLAY PRODUCTIONS,
                              a California corporation


                              By:____________________________________
                                   Brian Fargo, Chairman and Chief
                                   Executive Officer


NAME OF HOLDER:

                                     WEKS, INC.
                              ---------------------------------------

                              By: /s/ Norman J. Wechsler
                                 ------------------------------------

                              Name:  NORMAN J. WECHSLER
                                   ----------------------------------

                              Title: PRESIDENT
                                    ---------------------------------


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:                      WEKS, INC.
                              ---------------------------------------
                                     105 South Bedford Road
                                     Suite 310
                              ---------------------------------------
                                     Mt. Kisco, New York 10549
                              ---------------------------------------

     3. Except as otherwise expressly provided herein, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this parties have executed this Amendement to Investors' Rights Agreement to be effective as of the date as of the date first above written.


                              INTERPLAY PRODUCTIONS
                              a California corporation

                              By:____________________________________
                                   Brian Fargo, Chairman and Chief
                                   Executive Officer


NAME OF HOLDER:

                              WEST COAST & CO. OREFUND
                              ---------------------------------------

                              By: /s/ K. Andrea O'Connell
                                 ------------------------------------

                              Name: K. Andrea O'Connell
                                   ----------------------------------

                              Title: Managing Director,
                                    ---------------------------------
                                    Froley, Revy Investment Co., Inc.


ADDRESS TO WHICH NOTICES
AND OTHER COMMUNICATIONS
ARE TO BE SENT:

                              _______________________________________

                              _______________________________________

                              _______________________________________

                                   EXHIBIT 1


                              LIST OF PURCHASERS


ABS Employees' Venture Fund
 Limited Partnership (Alex. Brown
 Investments, Inc., General Partner)

Bilotta, Peter Alan

Binder 1989 Trust, Theodore R. Binder &
 Sandra L. Binder, Trustees

Bowen Trust dated 1/27/93, Jerry L. Bowen, Trustee

Brown Living Trust dated 2/21/89, Richard W. & Ellen Murphy Brown, Trustees

Camps, Steven "Chuck" & Kathy Foley

CATAMARAN & CO. as nominee for Pension Reserves
 Investment Management Board

Delaware Charter Guarantee & Trust Co., Trustee, for the benefit of James Banks, M.D.

Delaware Charter Guarantee & Trust Co., Trustee, for the benefit of Shinichi Hamashige

Delaware Charter Guarantee & Trust Co., Trustee, for the benefit of Marc Leitner

Delaware Charter Guarantee & Trust Co., Trustee
 William E. Trommald Self-Employed for the benefit of William E. Trommald Integrated Self-Directed
 Retirement Plan dated 1/27/97

Devinsky, Orrin

Diagnostic Imaging Medical Group of Santa Maria Profit Sharing Plan, for the benefit of Brent Beahm

Duchossois, Craig J.

Duchossois, Kimberly T.

Duchossois, R. Bruce

Fargo, Brian
Frey, Rick

Frey Living Trust dated 3/20/96, Philip Frey, Jr., Trustee

GERLACH & CO. as nominee for Convertible
 Securities Fund, WAFRA Portfolio

Gluck Family Trust, Louis Gluck, M.D., Trustee

Hamashige, Shinichi

HOW&CO as nominee for Nalco Chemical
 Company Retirement Trust

Hughes, Michael L.

James M. Peebles Living Trust dated 1/31/91, James M. Peebles, Trustee

Kilpatrick, Christopher & Linda

Klein, Robert M., M.D.

Klein Revocable Trust dated 2/7/91, Robert H. & Lorrie J. Klein, Trustees

Korompis, Piter

Kulas, Michael J.

Landau Family Trust dated 11/29/90, Boris & Nataliya Landau, Trustees

Lehrberg, Richard & Catherine

Lousen Living Trust dated 10/26/94, Thomas P. & Patricia A. Lousen, Co-Trustees

Lynch, Neil T.

Mitchell Partners, L.P.

OCICS Profit Sharing Plan, Dr. M. Louis Gluck &
 Dr. M. Douglas Cunningham, Co-Trustees for the benefit of Jack Sills, M.D.

OCICS Profit Sharing Plan, Dr. M. Louis Gluck &
 Dr. M. Douglas Cunningham, Co-Trustees for the benefit of Feizal Waffarn, M.D.

Richard L. Duchossois Revocable Trust dated 1/18/90,
 Richard L. Duchossois, Trustee

Rodgers, Barry & Phyllis

Sfreddo, R.L.

Sills, Dr. Jack and Dale C.

Sinatra, Frank J. & Carol J.

Smith Family Trust dated 10/2/92, Charles L. Smith & Janet Smith, Trustees

Stephen J. Lendino Revocable Trust dated 3/30/93, Stephen J. Lendino, Trustee

Stradling, Yocca, Carlson & Rauth Investment Partnership of 1982

Tanaka, Richard I. & Edith A.

Tek, Budiardjo

Toschlog, Matt

Waffarn Family Trust dated 3/12/90, Feizal & Dorothy Waffarn, Trustees

Walter & Edwin Schloss Associates, L.P.

Wechsler & Co., Inc.

WESTCOAST & CO. as nominee for Oregon Equity Fund

William G. Edwards Pension Plan Trust dated 12/28/87, William G. Edwards,
Trustee

                                       3